BARRETT OPPORTUNITY FUND, INC.

Supplement dated April 29, 2011
to the
Prospectus dated December 31, 2010

Effective April 29, 2011, Barrett Asset Management, LLC (“Barrett Asset Management”) replaced Barrett Associates, Inc. (“Barrett Associates”) as the investment adviser to Barrett Opportunity Fund, Inc. (the “fund”).  Barrett Asset Management is a newly-formed asset management firm, owned by certain principal members of Barrett Associates’ management team.  In a transaction that closed on April 29, 2011, Barrett Asset Management acquired the business of Barrett Associates pursuant to an Asset Purchase Agreement under which Barrett Asset Management purchased substantially all of the assets and assumed certain of the liabilities of Barrett Associates from Legg Mason, Inc., the parent company of Barrett Associates (the “Transaction”).

Under the Investment Company Act of 1940, as amended, the Transaction resulted in an “assignment” of the existing investment management agreement between Barrett Associates and the fund, and, consequently, the automatic termination of the agreement.  At a meeting of the shareholders of the fund held on March 30, 2011, a majority of the outstanding voting securities of the fund approved a new investment advisory agreement between Barrett Asset Management and the fund, which became effective immediately on upon consummation of the Transaction.  The fund’s portfolio managers, E. Wells Beck, CFA and Robert J. Milnamow, have not changed as a result the Transaction.

In connection with the Transaction, the fund has also entered into new service provider arrangements for non-investment advisory services with various affiliates of U.S. Bancorp.  In particular, U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as the fund’s administrator, fund accountant and transfer agent, U.S. Bank, National Association will serve as the fund’s custodian, and Quasar Distributors, LLC will serve as the fund’s distributor, effective April 29, 2011.  In addition, effective immediately the fund has appointed Cohen Fund Audit Services, Ltd. to replace KPMG LLP as the fund’s independent auditor.

The advisory fee payable under the terms of the fund’s new investment advisory agreement with Barrett Asset Management has been reduced by 5 basis points to reflect changes in the fund’s service provider arrangements.  In addition, Barrett Asset Management has agreed to voluntarily waive an additional 5 basis points from the advisory fee for a one-year period following the close of the Transaction.

In addition, in connection with the Transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a Legg Mason, Inc. affiliate, will no longer serve as sub-administrator to the fund, and Legg Mason Investor Services, LLC (“LMIS”), another Legg Mason, Inc. affiliate, will no longer serve as distributor to the fund.

All references to “Barrett Associates, Inc.” in the Prospectus are hereby replaced with “Barrett Asset Management, LLC.”  All references to the “manager” or the “adviser” in the Prospectus shall refer to Barrett Asset Management, LLC.

All references to Legg Mason, Inc., Legg Mason Partners Fund Advisor, LLC, LMPFA, the “sub-administrator,” Legg Mason Investor Services, LLC, or LMIS are hereby removed from the Prospectus.

Effective immediately, the following disclosures in the “Summary” section of the Prospectus are hereby revised to read as follows:

Fees and Expenses of the Fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees
(Paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.54%
Total annual fund operating expenses	1.24%
Fee waiver	0.05%
Total annual fund operating expenses after fee waiver(1)	1.19%

(1) The Adviser has voluntarily agreed to waive 0.05% of its advisory fee for a period of one year ending April 29, 2012.

Management

Investment adviser: Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”).

Portfolio managers: Robert J. Milnamow and E. Wells Beck, CFA, are responsible for the day-to-day management of the fund.  Mr. Milnamow has served as a portfolio manager of the fund since 2006. Mr. Beck has served as a portfolio manager of the fund since April 2010.

Effective immediately, the following information hereby replaces the section entitled “More on Fund Management” starting on page 12 of the Prospectus:

Adviser

The fund’s investment adviser, Barrett Asset Management, LLC (“Barrett Asset Management”), located at 90 Park Avenue, 34th Floor, New York, New York 10016, selects the fund’s investments and  oversees its operations.  Barrett Asset Management is the successor firm to Barrett Associates, Inc. (“Barrett Associates”), which served as the fund’s investment manager from 2006 to April 2011.  As of March 31, 2011, Barrett Associates managed approximately $1.1 billion of client assets.

Portfolio Managers

Robert J. Milnamow and E. Wells Beck, CFA, of Barrett Asset Management are responsible for the day-to-day management of the fund.

Mr. Milnamow is the Senior Vice President, Chief Investment Officer and Director of Research of Barrett Asset Management.  Mr. Milnamow joined Barrett Associates, Barrett Asset Management’s predecessor firm, in 2003 as a Managing Director. Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001 to 2003 and a senior portfolio manager at Rockefeller & Co. from 1998 to 2001. While at Rockefeller & Co., Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts. Mr. Milnamow has over 32 years of experience in the investment management industry.

Mr. Beck is a Managing Director of Barrett Asset Management.  Mr. Beck joined Barrett Associates, Barrett Asset Management’s predecessor firm, in 2006 as a Managing Director. Prior to joining Barrett Associates, Mr. Beck was an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006. From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department at Prudential Securities covering a number of areas, including financial services. He also has investment experience from positions he held at HSBC Investment Banking PLC and Oppenheimer Capital International. Mr. Beck has 18 years of experience in the investment management industry.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Advisory Fee

The fund pays an advisory fee, at an annual rate that decreases as assets increase, as follows: 0.700% of the fund’s average daily net assets up to $1 billion; 0.675% of the next $1 billion of average daily net assets; 0.650% of the next $3 billion of average daily net assets; 0.625% of the next $5 billion of average daily net assets; and 0.600% of the average daily net assets over $10 billion.  Barrett Asset Management has agreed to voluntarily waive an additional 0.05% of its advisory fee for a period of one year ending April 29, 2012.

For the fiscal year ended August 31, 2010, the fund paid Barrett Associates a management fee of 0.75% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s investment advisory agreement with Barrett Asset Management is available in the fund’s Proxy Statement, dated March 15, 2011, soliciting shareholder approval of the new investment advisory agreement with Barrett Asset Management.

Effective April 30, 2011, the following information hereby replaces the “Investment Minimums Initial/Additional Investments” disclosure on Page 5 of the Prospectus:

Investment Minimums Initial/Additional Investments

General	$1,000/$100
IRAs	$ 250/NA
SEP IRAs	$ 250/NA
Systematic Investment Plans	$ 25/$50

Your financial intermediary may impose difference investment minimums.

For more information about how to purchase or redeem shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund at 877-363-6333 or by mail (Barrett Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)).

Effective April 29, 2011, all references in the Prospectus to the fund’s website are hereby replaced with www.barrettasset.com.  In addition, effective April 30, 2011, all references in the Prospectus to the fund’s toll-free number are hereby replaced with 877-363-6333.

Effective April 30, 2011, the following information hereby replaces the disclosures entitled “Distributor,” “Transfer Agent and Shareholder Servicing Agent,” “Buying Shares,” “Redeeming Shares,” “Signature Guarantees” and “Frequent Trading of Fund Shares” on Pages 13-18 of the Prospectus.

Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the fund are offered on a continuous basis.

The adviser makes payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of its profits and other available sources, including profits from its relationship with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the Distributor, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.”

Revenue sharing arrangements are separately negotiated. Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit the adviser, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Transfer Agent and Shareholder Servicing Agent

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Buying Shares
General

•	Shares may be purchased at net asset value without a sales charge.
•
The minimum initial investment is $1,000 and subsequent investments require a minimum of $100. For Individual Retirement Accounts and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. In addition, an account can be established with a minimum of $25 if such account will be receiving regular periodic investments through a systematic investment plan, as described below.

Through a Service Agent

You may buy shares from banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell fund shares (each called a “Service Agent”). You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•	Name of fund
•	Dollar amount or number of shares being bought
•	Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

•	Write to the fund at the following address:

Regular Mail                                                      Overnight or Express Mail
Barrett Opportunity Fund                                 Barrett Opportunity Fund
c/o U.S. Bancorp Fund Services, LLC             c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                                         615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                Milwaukee, WI 53202

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available upon request from the fund at the number below.
•	Specify the name of the fund you wish to purchase and your account number (if existing account).

For more information, please call the fund at 877-363-6333.

The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund.

All checks must be in U.S. dollars drawn on a domestic bank.  The fund will not accept payment in cash or money orders.  The fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the fund, for any payment that is returned.  It is the policy of the fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The fund reserves the right to reject any application.

Through an Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the fund, on a monthly, bi-monthly, quarterly, or semi-annual basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network.  If your bank rejects your payment, the fund’s transfer agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the AIP section on the account application or call the fund’s transfer agent at 877-363-6333. Any request to change or terminate your AIP should be submitted to the transfer agent 5 days prior to effective date.

Buying shares by wire

If you are making your first investment in the fund, before you wire funds, the transfer agent must have a completed account application.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Prior to sending any wire, please contact the transfer agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include both the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of fund to be purchased)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For more information, please contact your Service Agent,the fund or consult the SAI.

Redeeming Shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, contact the fund at 877-363-6333, to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem. If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent on the business day after your request is received in good order but in any event within 7 days. Your redemption proceeds may be delayed for up to 12 calendar days if your purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the  NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

Your redemption proceeds will be sent to you by check unless of have elected another method of payment.  Proceeds may be wired to your previously designated bank account or sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record.  Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Regular Mail                                                      Overnight or Express Mail
Barrett Opportunity Fund                                 Barrett Opportunity Fund
c/o U.S. Bancorp Fund Services, LLC             c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                                         615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                Milwaukee, WI 53202

Your written request must provide the following:

•	The fund name and your account number.
•	The dollar amount or number of shares to be redeemed.
•	Signatures of each owner exactly as the account is registered.
•	Signature guarantees, as applicable.

The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund.

By telephone

If you elected the Telephone Redemption option on your account application, you may redeem shares up to $50,000 on any business day the NYSE is open by calling the fund’s transfer agent at 877-363-6333 before 4:00 p.m. Eastern Time.  Redemption proceeds will be mailed to you by check on the next business day.  Redemption proceeds may also be sent to your designed bank account via wire or electronic funds transfer through the ACH network.

A signature verification from a Signature Validation Program member or other acceptable signature authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The fund reserves the right to suspend telephone redemption privileges at any time.

Systematic Withdrawal Plans

You may redeem your fund shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 ($5,000 for retirement plan accounts) and each payment should be a minimum of $50.  If you elect this method of redemption, the fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account.  The SWP may be terminated at any time by the fund.  You may also elect to terminate your participation in the SWP at any time by contacting the fund’s transfer agent at least 5 days in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

For more information, please contact your Service Agent, the fund or consult the SAI.

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if:

•	If ownership is being transferred on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the fund’s transfer agent within the last 15 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

Non financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Frequent Trading of Fund Shares

The fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the fund’s investment program and create additional transaction costs that are borne by all of the fund’s shareholders.  The Board of Directors has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The fund takes steps to reduce the frequency and effect of these activities in the fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Directors, when the adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the fund will apply all restrictions uniformly in all applicable cases.

The fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the fund in its sole discretion.  To minimize harm to the fund and its shareholders, the fund reserves the right to reject any purchase order (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in fund shares is believed by the adviser to be harmful to the fund) and without prior notice.  The fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect fund performance.

The fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the fund handles, there can be no assurance that the fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the fund receives purchase and sale orders through Service Agents that use group or omnibus accounts, the fund cannot always detect frequent trading.  However, the fund will work with Service Agents as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the fund has entered into information sharing agreements with Service Agents pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through non-disclosed or omnibus accounts.  The fund will use this information to attempt to identify abusive trading practices.  Service Agents are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the fund’s policies.  However, the fund cannot guarantee the accuracy of the information provided to them from Service Agents and cannot ensure whether they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the fund’s ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Please keep this supplement with your Prospectus for future reference.

BARRETT OPPORTUNITY FUND, INC.

Supplement dated April 29, 2011
to the
Statement of Additional Information dated December 31, 2010

Effective April 29, 2011, Barrett Asset Management, LLC (“Barrett Asset Management”) replaced Barrett Associates, Inc. (“Barrett Associates”) as the investment adviser to Barrett Opportunity Fund, Inc. (the “fund”).  Barrett Asset Management is a newly-formed asset management firm, owned by certain principal members of Barrett Associates’ management team.  In a transaction that closed on April 29, 2011, Barrett Asset Management acquired the business of Barrett Associates pursuant to an Asset Purchase Agreement under which Barrett Asset Management purchased substantially all of the assets and assumed certain of the liabilities of Barrett Associates from Legg Mason, Inc., the parent company of Barrett Associates (the “Transaction”).

Under the Investment Company Act of 1940, as amended, the Transaction resulted in an “assignment” of the existing investment management agreement between Barrett Associates and the fund, and, consequently, the automatic termination of the agreement.  At a meeting of the shareholders of the fund held on March 30, 2011, a majority of the outstanding voting securities of the fund approved a new advisory agreement between Barrett Asset Management and the fund, which became effective immediately on upon consummation of the Transaction.  The Fund’s portfolio managers, E. Wells Beck, CFA and Robert J. Milnamow, have not changed as a result the Transaction.

In connection with the Transaction, the fund has also entered into new service provider arrangements for non-investment advisory services with various affiliates of U.S. Bancorp.  In particular, U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as the fund’s administrator, fund accountant and transfer agent, U.S. Bank, National Association will serve as the fund’s custodian, and Quasar Distributors, LLC will serve as the fund’s distributor, effective April 29, 2011.  In addition, effective immediately the fund has appointed Cohen Fund Audit Services, Ltd. to replace KPMG LLP as the fund’s independent auditor.

The advisory fee payable under the terms of the fund’s new investment advisory agreement has been reduced by 5 basis points to reflect changes in the fund’s service provider arrangements.  In addition, Barrett Asset Management has agreed to voluntarily waive an additional 5 basis points from the advisory fee for a one-year period following the close of the Transaction.

In addition, in connection with the Transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a Legg Mason, Inc. affiliate, will no longer serve as sub-administrator to the fund, and Legg Mason Investor Services, LLC (“LMIS”), another Legg Mason, Inc. affiliate, will no longer serve as distributor to the fund.

All references to “Barrett Associates, Inc.” in the Statement of Additional Information are hereby replaced with “Barrett Asset Management, LLC.”  All references to the “adviser” or “manager” in the Statement of Additional Information shall refer to Barrett Asset Management, LLC.

All references to Legg Mason, Inc., Legg Mason Partners Fund Advisor, LLC, LMPFA,, the “sub-administrator,” Legg Mason Investor Services, LLC, or LMIS are hereby removed from the Statement of Additional Information.

Effective April 29, 2011, all references in the Statement of Additional Information to the fund’s website are hereby replaced with www.barrettasset.com.  In addition, effective April 30, 2011, all references in the Statement of Additional Information to the Fund’s toll-free number are hereby replaced with 877-363-6333.

1

Effective April 29, 2011, the following information hereby replaces the disclosure entitled “Investment Manager” on page 13 of the Statement of Additional Information:

Investment Adviser

The fund retains Barrett Asset Management as its investment adviser. As of March 31, 2011, Barrett Asset Management’s predecessor firm, Barrett Associates, managed approximately $1.1 billion of client assets. Barrett Asset Management delivers services through separately managed portfolios for individuals and institutions and, in addition to serving as the fund’s investment manager, serves as the investment adviser of a proprietary mutual fund, the Barrett Growth Fund. Barrett Assert Management has approximately 774 accounts, including families, individuals, foundations and other organizations and entities. Barrett Asset Management generally uses a team approach for security selection and decision making.

Under the Investment Advisory Agreement (“Advisory Agreement”) between the adviser and the fund, subject to the supervision and direction of the fund’s Board of Directors, the adviser manages the fund’s portfolio in accordance with the fund’s stated investment objectives and policies, makes investment decisions for the fund and places orders to purchase and sell securities. Investment decisions for the fund are made independently from those of other funds or accounts managed by Barrett Asset Management. Such other funds or accounts may also invest in the same securities as the fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the fund, however, transactions in such securities will be made insofar as feasible for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for services performed under the Advisory Agreement, the fund pays the adviser an advisory fee, which is calculated daily and payable monthly, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Annual Management Fee Rate
First $1 billion	0.700%
Next $1 billion	0.675%
Next $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

Barrett Asset Management has agreed to voluntarily waive an additional 0.05% of its advisory fee for a period of one year ending April 29, 2012.

Barrett Asset Management is the successor firm to Barrett Associates, Inc. (“Barrett Associates”), which served as the Fund’s investment manager from December 1, 2006 to April 2011. Prior to December 1, 2006, ClearBridge (formerly Salomon Brothers Asset Management Inc (“SBAM”) served as the fund’s investment manager. Management fees paid by the fund for the fiscal years ended August 31, 2010, 2009 and 2008 amounted to $519,678, $525,182 and $999,432, respectively.

The Advisory Agreement has an initial term of one year and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and only if the terms and the renewal thereof have been approved by the vote of a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund may terminate the Advisory Agreement at any time, without the payment of a penalty, on thirty (30) days’ written notice to the Adviser of the fund’s intention to do so, pursuant to action by the Board of Directors of the fund or pursuant to a vote of a majority of the outstanding voting securities of the fund.  The Adviser may terminate the Advisory Agreement at any time, without the payment of a penalty, on sixty (60) days’ written notice to the fund of its intention to do so.  The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

2

From December 1, 2006 to April 29, 2011, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) served as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA.  LMPFA is an affiliate of Legg Mason and Barrett Associates.  Barrett Associates, and not the fund, paid LMPFA for its services as sub-administrator.  The sub-administration fees paid by Barrett Associates to LMPFA for the fiscal years ended August 31, 2010, 2009 and 2008 amounted to $34,645, $35,007 and $66,768, respectively.

Effective April 30, 2011, the following information hereby replaces the disclosures entitled “Distributor” and “Custodian and Transfer Agents” on pages 19 and 31, respectively, of the Statement of Additional Information.

Distributor

The fund has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the fund’s shares is continuous.  The Distributor, U.S. Bancorp Fund Services, LLC (“USBFS”), the fund’s administrator, fund accountant and transfer agent, and U.S. Bank, N.A., the fund’s custodian, are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of one two year and will continue in effect only if its continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the fund’s outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the fund on 60 days’ written notice when authorized either by a majority vote of the fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the fund, or by the Distributor on 60 days’ written notice.  The distribution agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

From December 1, 2005 to April 29, 2011, Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, served as the fund’s sole and exclusive distributor. For the fiscal years ended August 31, 2010, 2009 and 2008 no underwriting commissions/sales charges or other compensation were paid to LMIS or retained by LMIS for its services as distributor. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

Pursuant to an administration agreement between the fund and USBFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, USBFS acts as the fund’s administrator. The administrator provides certain administrative services to the fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the fund’s independent contractors and agents; preparation for signature by an officer of the fund of all documents required to be filed for compliance by the fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the administrator does not have any responsibility or authority for the management of the fund, the determination of investment policy, or for any matter pertaining to the distribution of fund shares.

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U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the fund’s cash and securities. For its custodial services to the fund, U.S. Bank, N.A. receives monthly fees based upon the fund’s month-end, aggregate net asset value, plus certain charges for securities transactions.

USBFS also serves as the fund’s transfer agent and dividend disbursing agent. The transfer agent processes requests for the purchase or redemption of the fund’s shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the fund. The transfer agent does not play any role in establishing the investment policies of the fund or in determining which securities are to be purchased or sold by the fund. All fees and expenses of the transfer agent are paid by the fund. For its services as transfer agent and dividend disbursing agent, the transfer agent receives fees from the fund based upon the number of shareholder accounts maintained and the number of transactions effected. The transfer agent is also reimbursed by the fund for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represent numerous beneficial owners, the fund may pay a fee to the omnibus account holder for transfer agency services. The amount the fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

USBFS also serves as the fund’s fund accountant. The fund accountant maintains the financial accounts and records of the fund and provides other accounting services to the fund, including calculation of the net asset value per share for each share class of the fund. For its services as fund accountant, the fund accountant receives monthly fees based upon the fund’s month-end, aggregate NAV, plus certain charges for pricing the fund’s portfolio holdings pursuant to its calculation of the per share NAV for each share class of the fund.

U.S. Bank, N.A., USBFS and the Distributor are affiliated entities.

Effective immediately, the following information hereby replaces the disclosure entitled “Independent Registered Public Accounting Firm” on page 32 of the Statement of Additional Information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, an independent registered public accounting firm, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending August 31, 2011.

Please keep this supplement with your Statement of Additional Information for future reference.

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